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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 15, 2007
                                                --------------------------------

                               Amistar Corporation
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             (Exact name of registrant as specified in its charter)

          California                       0-13403                95-2747332
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

237 Via Vera Cruz, San Marcos, California                        92078-2698
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code         (760)471-1700
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01         OTHER EVENTS

On March 15, 2007, the Company announced that it has entered into serious negotiations with a third party which would acquire for cash, and future cash payments tied to future APM sales, all of the assets of Amistar and of Amistar's 51% owned subsidiary Distributed Delivery Networks relating to the business of designing, manufacturing, marketing, selling and servicing the APM kiosk systems for delivering filled prescriptions and other products to retail purchasers. When and if agreement is reached, the contemplated transaction could provide Amistar with several million dollars of cash at close with the future potential for further amounts as APM machines are sold. A copy of the Company's press release relating to the negotiations is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

On March 15, 2007, the Company announced that it intends to voluntarily deregister its common stock on or about March 30, 2007. On or about that date, Amistar will file a Form 15 with the Securities and Exchange Commission (the "SEC") to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A copy of the Company's press release relating to the deregistration is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMISTAR CORPORATION
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                                                     (Registrant)

Date       March 21, 2007                      /s/ Gregory D. Leiser
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                                                     (Signature)
                                              Gregory D. Leiser
                                              Vice President Finance and
                                              Chief Financial Officer